UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020 (January 12, 2020)

Hexcel Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-8472	94-1109521
(Commission File Number)	(I.R.S. Employer Identification No.)

Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut	06901-3238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 969-0666

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HXL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 12, 2020, Hexcel Corporation (the “Company” or “Hexcel”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Woodward, Inc. (“Woodward”) and Genesis Merger Sub, Inc., a wholly owned subsidiary of Woodward (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Woodward.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares owned by the Company, Woodward and Merger Sub, will be converted into the right to receive 0.6250 shares of common stock (the “Exchange Ratio”), par value $0.001455 per share, of Woodward (the “Woodward Common Stock”). Holders of Company Common Stock will receive cash in lieu of fractional shares.

At the Effective Time, each outstanding Company equity award (other than equity awards granted by the Company after the date of the Merger Agreement and equity awards that do not automatically vest as a result of the Merger) will vest and, in the case of Company restricted stock units (other than vested Company restricted stock units with a deferred settlement date) and Company performance stock units, be converted into the right to receive the merger consideration in respect of each share of Company Common Stock underlying such equity award and, in the case of Company stock options, be converted into vested Woodward stock options based on the Exchange Ratio. The performance goals applicable to Company performance stock units outstanding as of the date of the Merger Agreement will be deemed satisfied at the Effective Time based on the greater of target and actual performance. Company equity awards granted after the date of the Merger Agreement, Company equity awards that do not automatically vest as a result of the Merger, and vested Company restricted stock units with a deferred settlement date will be converted into corresponding Woodward equity awards based on the Exchange Ratio, except that Company performance stock units will convert into Woodward restricted stock units measured at target performance and will remain subject to service-based vesting. For Company equity awards granted to employees after the date of the Merger Agreement, vesting will generally accelerate upon a termination of employment without “cause” or for “good reason,” as applicable, during the 24 months following the Effective Time.

The Merger Agreement also provides, among other things, that effective as of the Effective Time, the board of directors of the combined company will be comprised of ten directors, of which five will be former members of the board of directors of the Company (including Mr. Nick L. Stanage) (the “Company Director Designees”) and five will be former members of the board of directors of Woodward (including Mr. Thomas A. Gendron) (the “Woodward Director Designees”). The Merger Agreement requires each of the Company Director Designees and Woodward Director Designees (with the exception of Mr. Stanage and Mr. Gendron) to meet applicable independence standards, with respect to the combined company as of the Effective Time. In addition, the Merger Agreement provides that the combined company will have three standing committees – an Audit Committee, a Compensation Committee and a Governance Committee – whose membership will be mutually agreed by the Company and Woodward prior to the Effective Time. A lead independent director will also be designated from among the members of the board of directors of the combined company as mutually agreed by Hexcel and Woodward prior to the Effective Time.

The Merger Agreement also provides that, effective as of the Effective Time: (i) Mr. Gendron, the current Chairman, Chief Executive Officer and President of Woodward, will be appointed as Executive Chairman of the board of directors of the combined company for a period of one year thereafter, and will subsequently serve as non-executive Chairman of the board of directors of the combined company for a period of one year after the first anniversary of the Effective Time, and (ii) Mr. Stanage, the current Chairman, Chief Executive Officer and President of the Company, will be appointed as Chief Executive Officer of the combined company, and will subsequently serve as Chairman and Chief Executive Officer of the combined company from and after the second anniversary of the Effective Time. The bylaws of the combined company will be amended at the Effective Time to provide that for a period of two years after the Effective Time, the removal of the Chairman of the board of directors or the Chief Executive Officer by the board of directors will require the approval of 75% of the directors then in office eligible to vote thereon.

The Merger Agreement also contemplates that Woodward will submit a proposal to its stockholders to amend its Certificate of Incorporation (the “Charter Amendment”) to change the name of the combined company to “Woodward Hexcel, Inc.” and to increase the number of authorized shares of Woodward Common Stock from 150 million to 300 million (the “Charter Amendment Vote”).

The Merger Agreement provides that, as of the Effective Time, the combined company will have its headquarters in Fort Collins, Colorado.

The Merger Agreement also provides that, during the period from the date of the Merger Agreement until the Effective Time, each of the Company and Woodward will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. The Company is required to hold a meeting of its stockholders to vote upon the adoption of the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders vote to adopt the Merger Agreement. Woodward is required to hold a meeting of its stockholders to approve the issuance of Woodward Common Stock in connection with the Merger (the “Share Issuance”) and to adopt the Charter Amendment and, subject to certain exceptions, to recommend that its stockholders approve the Share Issuance and adopt the Charter Amendment.

The completion of the Merger is subject to customary conditions, including (1) adoption of the Merger Agreement by the Company’s stockholders and approval of the Share Issuance by Woodward’s stockholders, (2) authorization for listing of the shares of Woodward Common Stock to be issued in the Merger, subject to official notice of issuance, (3) the expiration or termination of any waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other required regulatory approvals, (4) effectiveness of the registration statement on Form S-4 for the Woodward Common Stock to be issued in the Merger and (5) the absence of any law, order, injunction, decree or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) subject to certain exceptions, performance by the other party of its obligations under the Merger Agreement and (c) the absence of any material adverse effect on the other party, as defined in the Merger Agreement. In addition, the Company’s obligation to complete the Merger is also subject to the receipt by the Company of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both the Company and Woodward and further provides that a termination fee of $250 million will be payable by either the Company or Woodward, as applicable, to the other party upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the Company or Woodward, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Woodward, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of the Company and Woodward and a prospectus of Woodward, as well as in the Forms 10-K, Forms 10-Q and other filings that each of the Company and Woodward make with the Securities and Exchange Commission (“SEC”).

Item 8.01.	Other Events.

On January 12, 2020, the Company and Woodward each published a joint press release announcing the entry into the Merger Agreement, as well as an investor presentation regarding the Merger. Copies of the joint press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2 respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 12, 2020, by and among Hexcel Corporation, Woodward, Inc. and Genesis Merger Sub, Inc.†

99.1	Joint Press Release of Hexcel Corporation and Woodward, Inc., issued on January 12, 2020.

99.2	Joint Investor Presentation of Hexcel Corporation and Woodward, Inc., dated as of January 12, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Hexcel or Woodward to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Hexcel, Woodward or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by Hexcel stockholders and Woodward stockholders on the expected schedule; difficulties and delays in integrating Hexcel’s and Woodward’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks that the transaction disrupts Hexcel’s or Woodward’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; the ability of Hexcel or Woodward to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the merger; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which Hexcel and Woodward operate; and the fact that Hexcel’s and Woodward’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Hexcel’s and Woodward’s publicly filed reports, including Hexcel’s Annual Report on Form 10-K for the year ended December 31, 2018 and Woodward’s Annual Report on Form 10-K for the year ended September 30, 2019.

Hexcel and Woodward caution that the foregoing list of important factors is not complete and do not undertake to update any forward-looking statements that either party may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Hexcel, Woodward or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Woodward will file with the SEC a registration statement on Form S-4 to register the shares of Woodward’s common stock to be issued in connection with the merger. The registration statement will include a preliminary joint proxy statement/prospectus which, when finalized, will be sent to the respective stockholders of Hexcel and Woodward seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HEXCEL, WOODWARD AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Hexcel at its website, www.hexcel.com, or from Woodward at its website, www.woodward.com. Documents filed with the SEC by Hexcel will be available free of charge by accessing Hexcel’s website at www.hexcel.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to Hexcel Corporation at 281 Tresser Boulevard, Stamford, Connecticut 06901, (203) 352-6826, and documents filed with the SEC by Woodward will be available free of charge by accessing Woodward’s website at www.woodward.com under the heading Investors, or, alternatively, by directing a request by telephone or mail to Woodward, Inc. at PO Box 1519, Fort Collins, Colorado 80522, (970) 498-3580.

Participants In The Solicitation

Hexcel, Woodward and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of Hexcel and Woodward in respect of the proposed merger under the rules of the SEC. Information about Hexcel’s directors and executive officers is available in Hexcel’s proxy statement dated March 22, 2019 for its 2019 Annual

Meeting of Stockholders. Information about Woodward’s directors and executive officers is available in Woodward’s proxy statement dated December 13, 2019 for its 2019 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Hexcel or Woodward using the sources indicated above.

No Offer Or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2020	Hexcel Corporation

	By:	/s/ Gail E. Lehman
	Name:	Gail E. Lehman
	Title:	EVP, General Counsel and Secretary